QuickLinks -- Click here to rapidly navigate through this document

Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)

U.S. BANK NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)

31-0841368
I.R.S. Employer Identification No.

800 Nicollet Mall Minneapolis, Minnesota (Address of principal executive offices)	55402 (Zip Code)

George J. Rayzis
U.S. Bank National Association
50 South 16th Street, Suite 2000
Philadelphia, PA 19102
(215)-761-9317
(Name, address and telephone number of agent for service)

West Pharmaceutical Services, Inc.
(Issuer with respect to the Securities)

Pennsylvania	23-120010
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
101 Gordon Drive Lionville, PA (Address of Principal Executive Offices)	19341 (Zip Code)

Debt Securities
(Title of the Indenture Securities)

FORM T-1

Item 1.    GENERAL INFORMATION.    Furnish the following information as to the Trustee.

  a)
  Name and address of each examining or supervising authority to which it is subject.

    Comptroller of the Currency
    Washington, D.C.

  b)
  Whether it is authorized to exercise corporate trust powers.

    Yes

Item 2.    AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

    None

Items 3-15    Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.    LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

  1.
  A copy of the Articles of Association of the Trustee.*

  2.
  A copy of the certificate of authority of the Trustee to commence business.*

  3.
  A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

  4.
  A copy of the existing bylaws of the Trustee.*

  5.
  A copy of each Indenture referred to in Item 4. Not applicable.

  6.
  The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

  7.
  Report of Condition of the Trustee.**

*
Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.

**
Incorporated by reference to Exhibit 25 to registration statement on S-3ASR, Registration Number 333-139431 filed on December 15, 2006.

2

SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Philadelphia, Commonwealth of Pennsylvania on the 5th of March, 2007.

By:	/s/ GEORGE J. RAYZIS George J. Rayzisp Vice President

3

Exhibit 6

CONSENT

        In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: March 5, 2007

By:	/s/ GEORGE J. RAYZIS George J. Rayzisp Vice President

2

QuickLinks

  Exhibit 25.1
  Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.
  Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
  Items 3-15 Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.
  Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.
  Exhibit 6